PREPAYMENTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2025
PREPAYMENTS AND OTHER ASSETS
PREPAYMENTS AND OTHER ASSETS
6.	PREPAYMENTS AND OTHER ASSETS

	As of December 31
	2024	2025	2025
	RMB	RMB	US$
Current portion:
Prepayments to suppliers	149,654	185,810	26,570
Contract costs*	136,222	151,946	21,728
Contract assets, net**	640,074	644,024	92,094
VAT prepayments	1,119,935	1,415,187	202,369
Interest receivable	948	8,207	1,174
Individual income tax receivable***	64,943	24,799	3,546
Others	121,298	162,341	23,214
	2,233,074	2,592,314	370,695
Non-current portion:
Prepayments for electronic equipment****	415,462	42,359	6,057
Others	34,521	97,477	13,939
	449,983	139,836	19,996
*

The amount represents costs incurred in advance of revenue recognition arising from direct and incremental costs related to enterprise cloud services provided. Such contract costs are recognized as cost of revenue upon the recognition of the related revenues.

**

The amount represents the Group’s rights to consideration for work completed in relation to its services performed but not billed at the end of respective periods. The allowance for credit losses on contract assets was RMB62,738 and RMB48,544 (US$6,942) as of December 31, 2024 and 2025, respectively. An expense of RMB19,183, RMB22,570 and a net reversal of RMB14,194 (US$2,030) were recognized for credit losses on contract assets for the years ended December 31, 2023, 2024 and 2025, respectively. Write-offs charged against the allowance was not material for the years presented.

***	The amount represents amounts due from certain employees related to their individual income taxes arising from exercise and vesting of share-based awards.

****The amount represents prepayments made to suppliers for the purchase of electronic equipment.

Except disclosed separately, the expected credit loss allowance for the remaining financial assets included in prepayments and other assets were immaterial as of December 31, 2024 and 2025.